Exhibit 99.1

News Release
DYNAMICS RESEARCH CORPORATION

TWO TECH DRIVE, ANDOVER, MASSACHUSETTS 01810-2434                                                                     TEL. 978/289-1500                                           www.drc.com

DRC REPORTS
FOURTH QUARTER AND YEAR-END 2011 RESULTS

-- Fourth Quarter Revenue Up 26 Percent –

-- Continued Strong Cash Flow Driving Rapid Debt Reduction --

Andover, Mass. – February 22, 2012 – Dynamics Research Corporation (Nasdaq: DRCO), a leading provider of innovative management consulting, engineering, science and information technology services and solutions to federal and state governments, today announced operating results for the fourth quarter and year ended December 31, 2011.

Financial Results

The Company reported net income from continuing operations for the fourth quarter of 2011 of $4.0 million, or $0.39 per diluted share, the same as the fourth quarter of 2010.  For the full year 2011 net income from continuing operations was $12.8 million, or $1.25 per diluted share, excluding transaction related costs of $2.2 million incurred in the second quarter of 2011, up from $12.3 million, or $1.22 per diluted share, in 2010.  Including transaction costs, 2011 net income was $11.5 million, or $1.12 per diluted share.  Earnings before interest, taxes, depreciation, and amortization (EBITDA) was $43.6 million for the year on a pro-forma basis, as if the merger with High Performance Technologies, Inc. (HPTi) had occurred on January 1, 2011.

For the fourth quarter of 2011 revenue was $88.2 million, up 26 percent from $69.8 million in the fourth quarter of 2010, reflecting the addition of HPTi.  For the year 2011 revenue was $322.6 million, up 19 percent from $272.1 million for 2010.

Free cash flow was $13.9 million and $26.6 million for the fourth quarter and full year 2011, respectively.  Free cash flow yield, expressed as a percentage of revenue, was better than 8 percent for the full year 2011.

Business Highlights

The Company also reported that its pipeline of qualified new business contract opportunities currently stands at $839 million, up 48 percent from a year ago.

“With the merger of DRC and High Performance Technologies in 2011, we embraced a tremendous, transformational opportunity for our employees, customers and investors alike,” said Jim Regan, DRC’s chairman and chief executive officer.  “In just six months, since consummating the transaction at the end of June, we have successfully completed the organizational and systems integration of these two great entities, reduced debt assumed with the merger by $30 million, and built a pipeline of potential new business totaling some $4.3 billion -- more than double the amount a year ago.

“While DRC is stronger than it’s ever been, federal government fiscal challenges have dampened our growth outlook somewhat and impacted our financial results.  Recognizing and responding to these challenges, we have built a large and growing pipeline of qualified new business opportunities, which at this point has yielded $243 million of bids submitted and awaiting award.  As we look ahead we are among the best positioned professional services companies in the federal market and will remain so for 2012 and beyond.  We have outstanding capabilities and strengths in cloud computing, systems engineering, high performance computing, cyber security, healthcare, and homeland security.  With this unique portfolio and an extremely talented workforce, we will navigate the coming quarters and continue to build a bright future for DRC.”

Company Guidance

Earnings are estimated to be in the range of $1.06 to $1.14 per diluted share for the full year 2012 and between $0.16 and $0.18 for the first quarter of 2012.

The Company’s estimate of revenue for 2012 is in the range of $353 to $363 million, reflecting anticipated top-line growth of 9 to 13 percent.  For the first quarter of 2012, revenue is projected at $83 to $86 million, reflecting growth of 19 to 24 percent.

EBITDA is estimated to be in the range of $37 to $39 million for 2012, enabling the Company to pay down debt by an estimated additional $30 million over the course of the year.

Conference Call

The Company will conduct its fourth quarter and year-end 2011 conference call on Thursday, February 23, 2012 at 10:00 a.m. ET.  The call will be available by telephone at 877-303-4382, and accessible by webcast at http://www.drc.com. Recorded replays of the conference call will be available on Dynamics Research Corporation's investor relations home page at http://www.drc.com and by telephone at 800-585-8367, replay passcode #42634161, beginning at 1:00 p.m. ET on February 23, 2012.

About Dynamics Research Corporation

Dynamics Research Corporation (DRC) is a leading provider of mission-critical technology management services and solutions for government programs.  DRC offers the capabilities of a large company and the responsiveness of a small company, backed by a history of excellence and customer satisfaction.  Founded in 1955, DRC is a publicly held corporation (Nasdaq: DRCO) and maintains more than 25 offices nationwide with major offices in Andover, Massachusetts and the Washington, D.C. area.  For more information please visit our website at www.drc.com.

Safe Harbor

Safe harbor statements under the Private Securities Litigation Reform Act of 1995: Some statements contained or implied in this news release, may be considered forward-looking statements, which by their nature are uncertain. Consequently, actual results could materially differ. For more detailed information concerning how risks and uncertainties could affect the Company's financial results, please refer to DRC's most recent filings with the SEC. The Company assumes no obligation to update any forward-looking information.

Non-GAAP Financial Information

DRC discloses the following information (i) net income and diluted earnings per share excluding transaction costs, (ii) earnings before interest, taxes, depreciation and amortization, and (iii) free cash flow, which are not recognized measures under GAAP.  When evaluating DRC’s financial results investors should evaluate each adjustment to reported GAAP financial measures in the reconciliations provided in Appendix V as additional information and not use these non-GAAP financial measures as alternatives to reported GAAP financial measures.  DRC presents these financial measures because the Company believes they provide investors with important supplemental information to assist them in assessing DRC’s financial results.

ATTACHMENT I

DYNAMICS RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)
(in thousands, except share and per share data)

	Three Months Ended
	December 31,
	2011	2010
Revenue	$88,222	$69,753
Cost of revenue	70,221	57,607
Gross profit	18,001	12,146

Selling, general and administrative expenses	6,950	5,301
Amortization of intangible assets	1,491	385
Operating income	9,560	6,460
Interest expense, net	(2,881)	(2)
Other income, net	116	219
Income from continuing operations before provision for income taxes	6,795	6,677
Provision for income taxes	2,761	2,686
Net income	$4,034	$3,991

Earnings per share:
Basic	$0.39	$0.40
Diluted	$0.39	$0.39

Weighted average shares outstanding:
Basic	10,263,300	9,975,884
Diluted	10,318,477	10,137,032

ATTACHMENT II

DYNAMICS RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)
(in thousands, except share and per share data)

	Twelve Months Ended
	December 31,
	2011	2010
Revenue	$322,597	$272,065
Cost of revenue	265,967	228,175
Gross profit	56,630	43,890

Selling, general and administrative expenses	26,469	21,534
Amortization of intangible assets	3,792	1,541
Operating income	26,369	20,815
Interest expense, net	(6,928)	(1,084)
Other income, net	122	453
Income from continuing operations before provision for income taxes	19,563	20,184
Provision for income taxes	8,106	7,871
Income from continuing operations	11,457	12,313
Effect of discontinued operations, net of tax	-	392
Net income	$11,457	$12,705

Earnings per share:
Basic
Income from continuing operations	$1.13	$1.24
Effect of discontinued operations, net of tax	-	0.04
Net income	$1.13	$1.28
Diluted
Income from continuing operations	$1.12	$1.22
Effect of discontinued operations, net of tax	-	$0.04
Net income	$1.12	$1.26

Weighted average shares outstanding:
Basic	10,108,907	9,893,322
Diluted	10,219,408	10,078,937

ATTACHMENT III

DYNAMICS RESEARCH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	December 31,	December 31,
	2011	2010
Assets
Current assets
Cash and cash equivalents	$3,908	$30,163
Contract receivables, net	66,466	48,394
Prepaid expenses and other current assets	2,566	2,924
Total current assets	72,940	81,481
Noncurrent assets
Property and equipment, net	15,265	12,219
Goodwill	211,805	97,641
Intangible assets, net	18,741	2,533
Deferred tax asset	497	585
Other noncurrent assets	4,312	3,757
Total noncurrent assets	250,620	116,735
Total assets	$323,560	$198,216

Liabilities and stockholders' equity
Current liabilities
Current portion of long-term debt	$12,375	$8,000
Accounts payable	24,504	16,883
Accrued compensation and employee benefits	24,902	18,046
Deferred taxes	3,383	2,418
Other accrued expenses	8,556	4,617
Total current liabilities	73,720	49,964
Long-term liabilities
Long-term debt	102,453	14,000
Other long-term liabilities	33,066	27,067
Total stockholders' equity	114,321	107,185
Total liabilities and stockholders' equity	$323,560	$198,216

ATTACHMENT IV

DYNAMICS RESEARCH CORPORATION
SUPPLEMENTAL INFORMATION (unaudited)
(dollars in thousands)

Contract revenues were earned from the following sectors:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010
National defense and intelligence agencies	$50,969	$49,344	$205,730	$179,704
Homeland security	12,082	10,762	48,655	50,468
Federal civilian agencies	21,698	6,337	53,436	23,901
Total revenue from federal agencies	84,749	66,443	307,821	254,073
State and local government agencies	3,465	3,257	14,739	17,915
Other	8	53	37	77
Total revenue	$88,222	$69,753	$322,597	$272,065

Revenues by contract type as a percentage of contract revenue were as follows:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010
Fixed price, including service-type contracts	48%	50%	48%	47%
Time and materials	34	29	32	32
Cost reimbursable	18	21	20	21
	100%	100%	100%	100%

Prime contract	84%	74%	79%	73%
Sub-contract	16	26	21	27
	100%	100%	100%	100%

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010
Net cash provided by operating activities - continuing operations	$14,082	$9,860	$28,360	$41,331
Capital expenditures	$189	$183	$1,714	$4,449
Depreciation	$1,049	$904	$3,823	$3,564
Bookings	$61,506	$46,555	$336,140	$272,143

	December 31,	December 31,
	2011	2010
Total backlog	$801,932	$400,881
Funded backlog	$183,336	$133,516
Employees	1,548	1,298

ATTACHMENT V

DYNAMICS RESEARCH CORPORATION
NON-GAAP CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)
(in thousands, except share and per share data)

Twelve Months Ended
December 31,
2011
Revenue	$322,597
Cost of revenue	265,967
Gross profit	56,630

Non-GAAP selling, general and administrative expenses	24,766
Amortization of intangible assets	3,792
Non-GAAP operating income	28,072
Non-GAAP interest expense, net	(6,395)
Other income, net	122
Income from continuing operations before provision for income taxes	21,799
Provision for income taxes	9,046
Non-GAAP net income	$12,753

Non-GAAP earnings per share:
Non-GAAP Basic	$1.26
Non-GAAP Diluted	$1.25

Weighted average shares outstanding
Basic	10,108,907
Diluted	10,219,408

ATTACHMENT VI

DYNAMICS RESEARCH CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
(in thousands, except share and per share data)

Twelve Months Ended
December 31
2011
GAAP selling, general and administrative expenses	$26,469
Operating transaction costs	(1,703)
Non-GAAP selling, general and administrative	$24,766

GAAP operating income	$26,369
Operating transaction costs	1,703
Non-GAAP operating income	$28,072

GAAP interest expense, net	$(6,928)
Non operating transaction costs	533
Non-GAAP interest expense, net	$(6,395)

GAAP income from continuing operations before provision for income taxes	$19,563
Total transaction costs	2,236
Non-GAAP income from continuing operations before provision for income taxes	$21,799

GAAP provision for income taxes	$8,106
Tax benefit for transaction costs	940
Non-GAAP provision for income taxes	$9,046

GAAP income from continuing operations	$11,457
Total transaction costs, net of taxes	1,296
Non-GAAP income from continuing operations	$12,753

Earnings per share
GAAP Basic	$1.13
Per share effect of transaction costs	0.13
Non-GAAP Basic	$1.26

GAAP Diluted	$1.12
Per share effect of transaction costs	0.13
Non-GAAP Diluted	$1.25

Weighted average shares outstanding
Basic	10,108,907
Diluted	10,219,408

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION
Twelve Months Ended
December 31
2011
DYNAMICS RESEARCH CORPORATION (DRC)
Net income	$11,457
Plus:
Interest expense, net (less non-operating transaction costs)	6,395
Provision for income taxes	8,106
Depreciation expense	3,823
Amortization expense	3,792
Stock compensation expense	686
Transaction costs	2,236
Less: Non-cash items increasing net income	(676)
EBITDA - DRC	$35,819

HIGH PERFORMANCE TECHNOLOGIES, INC. (HPTi)
(for the six month period ending June 30, 2011)
Plus:
Net income	$5,659
Interest income, net	(21)
Provision for income taxes	144
Depreciation expense	333
Stock compensation expense	1,631
EBITDA - HPTi	$7,746
Combined EBITDA (DRC and HPTi)	$43,565

FREE CASH FLOW
	Twelve Months Ended	Three Months Ended
	December 31	December 31
	2011	2011
Net cash provided by operating activities - continuing operations	$28,360	$14,082
Less: Additions to property and equipment	(1,714)	(189)
Free cash flow	$26,646	$13,893

CONTACT:	Darrow Associates, Inc.
Investors:
Chris Witty
646.438.9385
cwitty@darrowir.com

Sage Communications (for DRC)
Media:
Duyen "Jen" Truong
703.584.5645
duyent@aboutsage.com